Decommissioning Liabilities	12 Months Ended
Dec. 31, 2021
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

27. DECOMMISSIONING LIABILITIES
The decommissioning provision represents the present value of the expected future costs associated with the retirement of producing well sites, upstream processing facilities, surface and subsea plant and equipment, manufacturing facilities, retail and the crude-by-rail terminal.
The aggregate carrying amount of the obligation is:

	2021	2020
Decommissioning Liabilities, Beginning of Year	1,248	1,235
Acquisitions (Note 5)	2,856	—
Liabilities Incurred	30	14
Liabilities Settled	(144)	(42)
Liabilities Disposed	(140)	(2)
Transfers to Liabilities Related to Assets Held for Sale (Note 16)	(128)	—
Change in Estimated Future Cash Flows	(472)	13
Change in Discount Rates	450	(28)
Unwinding of Discount on Decommissioning Liabilities (Note 7)	199	57
Foreign Currency Translation	7	1
Decommissioning Liabilities, End of Year	3,906	1,248
As at December 31, 2021, the undiscounted amount of estimated future cash flows required to settle the obligation is $14 billion (2020 – $5 billion), which has been discounted using a credit-adjusted risk-free rate of 4.4 percent (2020 – 5.0 percent) and an inflation rate of two percent (2020 – two percent). Most of these obligations are not expected to be paid for several years, or decades, and are expected to be funded from general resources at that time. The Company expects to settle approximately $230 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates.
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at December 31, 2021, the Company had $186 million in restricted cash (2020 – $nil).
Sensitivities
Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

	Sensitivity	2021		2020
As at December 31,	Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk Free Rate	± one percent	(623)	875	(228)	313
Inflation Rate	± one percent	873	(625)	321	(235)